UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

SiTime Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SITIME CORPORATION
5451 Patrick Henry Drive
Santa Clara, California 95054
(408) 328-4400
Dear Stockholder:
You are cordially invited to attend our 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m., Pacific Time, on Tuesday, June 2, 2020 and will be a completely virtual meeting of stockholders.
Due to the public health impact of the coronavirus outbreak (“COVID-19”) and to support the health and well-being of our stockholders and employees, the Annual Meeting will be held in a virtual meeting format only. In addition, we believe that the virtual meeting format will expand stockholder access and participation and improve communications.
You will be able to attend the Annual Meeting, vote and submit your questions during the meeting via live webcast by visiting www.meetingcenter.io/296888294. The meeting password is SITM2020. To vote at the meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials (the “Notice”) or on your proxy card if you elected to receive proxy materials by mail.
The notice of the Annual Meeting (the “Notice of Annual Meeting”) and the Proxy Statement have been made part of this invitation.
Details regarding logging onto and attending the meeting over the website and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement, as well as in the Notice. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card in the enclosed postage-prepaid envelope, or by voting via the Internet or by telephone. Your shares cannot be voted unless you submit your proxy, vote via the Internet, or vote by telephone. Please review the instructions on each of your voting options described in the accompanying Proxy Statement and Notice.
The Board and management of SiTime Corporation look forward to your attendance at the Annual Meeting.
By:
/s/ Rajesh Vashist

Rajesh Vashist
Chairman, President and Chief Executive Officer
April 17, 2020

SITIME CORPORATION
5451 Patrick Henry Drive
Santa Clara, California 95054
(408) 328-4400
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 2, 2020
To Our Stockholders:
SiTime Corporation will hold its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Pacific Time, on Tuesday, June 2, 2020 and will be a completely virtual meeting of stockholders. We are holding the Annual Meeting:
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to elect two Class I directors, Torsten G. Kreindl and Akira Takata, to serve until the 2023 annual meeting of stockholders or until their respective successors are duly elected and qualified;

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to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

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to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

Due to the public health impact of the coronavirus outbreak (“COVID-19”) and to support the health and well-being of our stockholders and employees, the Annual Meeting will be held via live webcast only. In addition, we believe that the virtual meeting format will expand stockholder access and participation and improve communications. However, we have not decided if we will use a virtual meeting only format for future meetings.
You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting by visiting: www.meetingcenter.io/296888294. The password for the meeting is SITM2020. To vote at the meeting, you must have your control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail. There will not be a physical meeting location and you will not be able to attend the annual meeting in person.
Only stockholders of record at the close of business on April 14, 2020 are entitled to notice of, and to vote while attending the Annual Meeting on the Internet. For 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office at 5451 Patrick Henry Drive, Santa Clara, California 95054.
You are cordially invited to attend the Annual Meeting live via the Internet. It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the Annual Meeting live via the Internet, we hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card or vote via the Internet or by telephone. This will not limit your rights to attend or vote during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.
By the Order of the Board of Directors,
/s/ Samsheer Ahmad

Samsheer Ahmad
Secretary
San Jose, California
April 17, 2020

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 2, 2020.
Our Proxy Statement for our 2020 Annual Meeting of Stockholders, along with the proxy card, and our Annual Report to Stockholders for the year ended December 31, 2019 are available on our website at www.SiTime.com.

i

SITIME CORPORATION
PROXY STATEMENT
INFORMATION CONCERNING VOTING AND SOLICITATION
This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors (the “Board”) of SiTime Corporation, a Delaware corporation, of your proxy to vote at our 2020 Annual Meeting of Stockholders and any adjournments or postponements thereof (also referred to herein as the “Annual Meeting”). Our Annual Meeting will be held at 10:00 a.m., Pacific Time, on Tuesday, June 2, 2020 via live webcast at www.meetingcenter.io/296888294.
As used in this Proxy Statement, references to “we,” “us,” “our,” “SiTime” and the “Company” refer to SiTime Corporation and our consolidated subsidiaries. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
Our Board is soliciting your proxy to vote at our Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting via the webcast to vote on the proposals described in the Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or through the Internet.
We intend to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 17, 2020 to all stockholders of record entitled to vote at the Annual Meeting.
Why is the Annual Meeting being held as a virtual meeting via webcast?
Due to the public health impact of the coronavirus outbreak (“COVID-19”) and to support the health and well-being of our stockholders and employees, the Annual Meeting will be a completely virtual meeting of stockholders. There will not be a physical meeting location and you will not be able to attend in person.
Will future annual meetings also be held in a virtual format?
In addition to concerns over the public health impact of COVID-19, we also believe that the virtual meeting format will expand stockholder access and participation and improve communications. However, we have not decided if we will use a virtual meeting format for future meetings.
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice because the Board is soliciting your vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice and may request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after April 27, 2020. In addition, if you wish, we will send you paper copies of our proxy materials, including a proxy card. Instructions on how to request paper copies of the proxy materials can be found in the Notice.

How can I attend the Annual Meeting?
The Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on April 14, 2020, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/296888294. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card, or on the instructions included in the instructions that accompanied your proxy materials. The password for the meeting is SITM2020.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 10:00 a.m., Pacific Time, on June 2, 2020. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.
How do I register to attend the Annual Meeting virtually on the Internet?
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.
To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your SiTime Corporation holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on Friday, May 29, 2020.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
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By email:   Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

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By mail:
Computershare
SiTime Corporation Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 14, 2020 will be entitled to vote at the Annual Meeting. On the record date, there were 15,060,619 shares of common stock outstanding and entitled to vote.
Stockholder of Record:   Shares Registered in Your Name
If on April 14, 2020, your shares were registered directly in your name with SiTime’s transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote at www.meetingcenter.io/296888294 during the Annual Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to fill out and return the proxy mailed to you or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.
Beneficial Owner:   Shares Registered in the Name of a Broker or Bank
If on April 14, 2020, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Stockholders holding shares through a bank or broker should follow the instructions on the voting instruction card received from the bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are two matters scheduled for a vote:
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Election of the directors named as nominees in this Proxy Statement; and

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Ratification of the selection, by the audit committee of the Board, of BDO USA, LLP as the independent auditors of SiTime for its fiscal year ending December 31, 2020;

What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” the nominees to the Board or you may “Withhold” your vote for one or more of the nominees. For proposal 2, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record:   Shares Registered in Your Name
If you are a stockholder of record, you may vote at www.meetingcenter.io/296888294 during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy.
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Voting via the Internet.   To vote through the Internet before the Annual Meeting, go to http://www.investorvote.com/SITM to complete an electronic proxy card. You will be asked to provide the control number from the Notice. Your vote must be received by 11:59 p.m. Pacific Time, on June 1, 2020 to be counted. We encourage you to vote via the Internet.

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Voting by mail.   To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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Voting by telephone.   To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your vote must be received by 11:59 p.m. Pacific Time, on June 1, 2020 to be counted.

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Voting at the Annual Meeting.   To vote at the Annual Meeting, you must join live online at www.meetingcenter.io/296888294. The meeting password is SITM2020, and the webcast will start at 10:00 a.m., Pacific Time. You may vote and submit questions while attending the meeting online. You will need the control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to vote during the meeting. If you hold shares through a bank or broker, you must obtain a legal proxy, executed in your favor, from the bank or broker to be able to vote at the Annual Meeting.

Beneficial Owner:   Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from SiTime. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent and vote in accordance with the procedures described above. Follow the instructions from your broker or bank or contact your broker or bank to request a proxy form.
We provide telephone and Internet proxy voting to allow you to vote your shares telephonically or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of April 14, 2020.
What happens if I do not vote?
Stockholder of Record:   Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet, or at www.meetingcenter.io/296888294 during the Annual Meeting, your shares will not be voted.
Beneficial Owner:   Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares held in “street name” and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter under the rules of the New York Stock Exchange (also applicable to companies listed on The Nasdaq Stock Market LLC (“Nasdaq”)). Brokers and nominees can use their discretion to vote “uninstructed” shares only with respect to matters that are considered to be “routine.” They may not vote your shares with respect to matters that are considered “non-routine” and for these matters your shares will be left unvoted. “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), approval of equity incentive plans, and certain corporate governance proposals, even if management-supported. Only Proposal 2 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter under applicable Nasdaq rules. Proposal 1 (election of directors), is not considered a routine matter, and without your instruction, your broker cannot vote your shares on this matter. If your broker returns a proxy card but does not vote your shares, this results in a “broker non-vote.” Broker non-votes will be counted as present for the purpose of determining a quorum. However, as brokers do not have discretionary authority to vote on Proposal 1, broker non-votes will not be counted for the purpose of determining the number of votes entitled to vote on Proposal 1. Accordingly, your broker or nominee may not vote your shares on Proposal 1 without your instructions but may vote your shares on Proposal 2.

If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the nominees for director and “For” the ratification of BDO USA, LLP as independent auditors of SiTime for its fiscal year ending December 31, 2020. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who am I being asked to appoint as proxy holders and what does it mean?
Our Board asks you to appoint Rajesh Vashist and Arthur D. Chadwick as your proxy holders to vote your shares at the Annual Meeting. You make this appointment by voting the enclosed proxy card or by using one of the voting methods described below.
If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.
Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by our Board at the time this Proxy Statement was printed and which, under our amended and restated bylaws (“Bylaws”), may be properly presented for action at the Annual Meeting. Our Board knows of no other matters that will be presented for consideration at the Annual Meeting.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:
SiTime Corporation
Attention: Investor Relations
5451 Patrick Henry Drive
Santa Clara, California 95054
Tel: (408) 328-4400

Street name stockholders may contact their broker, bank, or other nominee to request information about householding.
Can I change or revoke my vote after submitting my proxy?
Stockholder of Record:   Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
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You may submit a properly completed proxy card with a later date.

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You may grant a subsequent proxy by telephone or through the Internet.

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You may send a timely written notice that you are revoking your proxy to SiTime’s Secretary.

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You may attend the Annual Meeting via the live webcast and vote. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

SiTime counts your most current proxy card or telephone or Internet proxy.
Beneficial Owner:   Shares Registered in the Name of Broker or Bank
Stockholders holding shares through a bank or broker should follow the instructions for revocation received from the bank or broker.
Abstentions on any matters are treated as shares present or represented and entitled to vote on that matter and have the same effect as a vote against such matter.
When are stockholder proposals due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 18, 2020, to SiTime’s Secretary at 5451 Patrick Henry Drive, Santa Clara, CA 95054. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must provide specified information to SiTime’s Secretary at 5451 Patrick Henry Drive, Santa Clara, CA 95054 not more than 120 days nor less than 90 prior to the first anniversary of the date the proxy statement was provided to the stockholders in connection with the 2020 annual meeting of stockholders; however, if the annual meeting is called for a date that is more than 30 days before or after the anniversary date of the 2020 annual meeting of stockholders, notice by the stockholder must be received by SiTime’s Secretary not later than the close of business on the later of (i) the 90th day prior to 2021 annual meeting of stockholders and (ii) the 10th day following the day on which public announcement of the date of the 2021 annual meeting of stockholders is publicly given. You are also advised to review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count: with respect to the election of the directors, “For” and “Withhold” votes and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for Proposal 2 and will have the same effect as “Against” votes for Proposal 2. Broker non-votes will have no effect and will not be counted towards the vote total for any proposal. Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine,” and the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?
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For the election of the directors, Proposal 1, the nominees receiving the most “For” votes from the holders of votes of shares present at the meeting or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect. Directors are elected by a plurality vote, which means that the two nominees for Class I directors receiving the most affirmative votes will be elected. There is no cumulative voting for the election of directors. However, if the majority of the votes cast for a director are marked “withheld,” then notwithstanding the valid election of such director, such director will voluntarily tender his or her resignation for consideration by our nominating and corporate governance committee. Our Board will determine whether to accept the resignation of such director, taking into account the recommendation of the nominating and corporate governance committee.

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To be approved, Proposal 2, the ratification of the selection by the Audit Committee of the Board of BDO USA, LLP as the independent auditors of SiTime for its fiscal year ending December 31, 2020, must receive “For” votes from the holders of a majority of shares present at the meeting or represented by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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All other matters submitted for stockholder approval require the affirmative vote of the majority of shares present at the meeting or represented by proxy and entitled to vote.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting or represented by proxy. On the record date, there were 15,060,619 shares outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum either the chairman of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What are the implications of being an “emerging growth company”?
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of the completion of our initial public offering, (ii) the last day of the first fiscal year in which our annual gross revenue is $1.07 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

Important
Please promptly vote and submit your proxy by signing, dating, and returning the enclosed proxy card in the postage-prepaid return envelope, or vote via the Internet or by telephone so that your shares can be voted. This will not limit your rights to attend or vote at www.meetingcenter.io/296888294 during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote during the meeting, you must obtain a proxy issued in your name from that record holder.

PROPOSAL 1:
ELECTION OF DIRECTORS
Directors and Nominees
Our Bylaws and amended and restated certificate of incorporation (“Certificate of Incorporation”) provide that the authorized number of directors shall be set from time to time by resolution of our Board. The authorized number of directors is currently set at seven members. Our Board is divided into three classes: Class I, Class II, and Class III. Each class has a three-year term:
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Our Class I directors are Torsten G. Kreindl and Akira Takata and their terms will expire at the Annual Meeting.

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Our Class II directors are Edward H. Frank and Tom D. Yiu and their terms will expire at the annual meeting to be held in 2021.

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Our Class III directors are Raman K. Chitkara, Katherine E. Schuelke, and Rajesh Vashist and their terms will expire at the annual meeting to be held in 2022.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of SiTime. Our directors may be removed for cause by the affirmative vote of the holders of at least two-thirds (2∕3) of our voting stock.
Our Board, upon the recommendation of the nominating and corporate governance committee, has selected Torsten G. Kreindl and Akira Takata, as nominees for election as Class I directors at the Annual Meeting. If elected at the Annual Meeting, these directors would serve until the annual meeting of stockholders to be held in 2023 or until they resign, are removed, or their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by our Board to fill the vacancy.
The names of the nominees and certain biographical information about the nominees, including each director’s business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the nominating and corporate governance committee to recommend that the nominee should continue to serve on our Board, are set forth below. Both of the nominees are currently serving as directors and were elected or appointed to the Board prior to our initial public offering.
Dr. Torsten G. Kreindl has served as a member of our Board since November 2019, and since May 2016 has served as managing partner of Deutsche Invest Venture Capital, an investment company. Dr. Kreindl has served as a director of Crate.io Inc., a data management company, since June 2018, as a director of ProGlove GmbH, an industrial wearables company, since January 2019, as a director of Plume Design, Inc., a WiFi network extender development company, since September 2017, and as a director of Hays PLC, a recruitment and human resources services company, since July 2013. From April 2003 to April 2016, Dr. Kreindl served as a director, as chairman of the finance committee, and as a member of the remuneration and nomination committee of Swisscom AG (Nasdaq: SWZCF), a telecommunications company. Dr. Kreindl served as general partner of venture capital firms Grazia Equity and Copan, from October 2005 to April 2016 and September 1999 to September 2005, respectively. From January 1996 to August 1999, Dr. Kreindl served as chief executive officer of Deutsche Telekom Broadband Cable, a broadband cable company, and as a member of Booz Allen & Hamilton Inc., a management and information technology consulting firm, from February 1993 to May 1996. Dr. Kreindl received a master’s and doctorate in industrial engineering from Johannes Kepler University Linz. We believe Dr. Kreindl is qualified to serve on our Board due to his extensive management experience.
Akira Takata has served as a member of our Board since November 2014. Since June 2019, Mr. Takata has been the managing director of our majority stockholder, MegaChips Corporation (“MegaChips”), the second largest fabless semiconductor company based in Japan. Prior to his role as managing director, he served in various roles at MegaChips, including as president and chief executive officer from June 2011 to June 2019, manager of business strategy office, manager of alliance strategy office in main administration unit, director of product business, executive officer, director of production management, general manager of LSI business unit, and as a director. Since June 2014, Mr. Takata has served on the board of directors of Global Semiconductor Alliance, a leading industry organization. Mr. Takata received a bachelor’s degree in electronics engineering from Osaka University in Japan. We believe that Mr. Takata is qualified to serve on our Board due to his management and leadership experience in the semiconductor industry.
Vote Required
Directors are elected by a plurality vote, which means that the two nominees for Class I directors receiving the most affirmative votes will be elected. However, if the majority of the votes cast for a director are marked “withheld,” then notwithstanding the valid election of such director, such director will voluntarily tender his resignation for consideration by our nominating and corporate governance committee. Our Board will determine whether to accept the resignation of such director, taking into account the recommendation of the nominating and corporate governance committee. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.
Our Board recommends a vote FOR the election of Torsten G. Kreindl and Akira Takata as Class I directors of SiTime.
Executive Officers, Directors and Director Nominees
The following table shows information about our executive officers, continuing directors, and director nominees as of March 31, 2020:
Name	Age	Position
Executive Officers
Rajesh Vashist	62	Chairman, Chief Executive Officer, and Director
Arthur D. Chadwick	63	Executive Vice President, Chief Financial Officer
Lionel Bonnot	52	Executive Vice President, Worldwide Sales and Business Development
Piyush B. Sevalia	52	Executive Vice President, Marketing
Non-Employee Directors
Akira Takata	61	Director
Raman K. Chitkara(1)(2)	61	Director
Edward H. Frank(1)(3)	63	Director
Torsten G. Kreindl(1)(2)	56	Director
Katherine E. Schuelke(2)(3)	57	Director
Tom D. Yiu	67	Director

(1)
Member of the audit committee.

(2)
Member of the compensation committee.

(3)
Member of the nominating and corporate governance committee.

The following presents biographical information for each of our executive officers and directors listed in the table above, other than the director nominees whose information is presented above. With respect to our directors, the biographical information includes each director’s business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the nominating and corporate governance committee to recommend that the director should serve on our Board.

Executive Officers
Rajesh Vashist has served as our Chief Executive Officer and as a member of our Board since September 2007. Since November 1, 2019, Mr. Vashist has served as Chairman of our Board. Prior to joining SiTime, Mr. Vashist served as chief executive officer and chairman of the board of directors of Ikanos Communications, Inc., a semiconductor and software development company, from July 1999 to October 2006. Mr. Vashist holds a B.S. in engineering from NIT Rourkela in India and an MBA from Marquette University. We believe that Mr. Vashist’s current role as our Chief Executive Officer and his extensive executive leadership and management experience at semiconductor companies qualify him to serve on our Board.
Arthur D. Chadwick has served as our Executive Vice President, Chief Financial Officer since September 2019. Prior to joining SiTime, from December 2004 to July 2018, Mr. Chadwick served as vice president of finance and administration, and chief financial officer of Cavium, Inc., a fabless semiconductor company that was listed on Nasdaq and subsequently acquired by Marvell Technology Group Ltd. in July 2018. From January 1989 to October 2004, Mr. Chadwick served as senior vice president of finance and administration, and chief financial officer of Pinnacle Systems Inc., a digital video editing company that was listed on Nasdaq and acquired by Avid Technology, Inc. in August 2005. Prior to 1989, Mr. Chadwick has held positions at Gould Semiconductor, AMS Semiconductor, and American Microsystems. Mr. Chadwick holds a B.S. in mathematics and physics and an MBA in finance, both from the University of Michigan.
Lionel Bonnot has served as our Executive Vice President of Worldwide Sales and Business Development since July 2019. Mr. Bonnot previously served as our Executive Vice President of Business Development from February 2018 to July 2019. Prior to joining SiTime, Mr. Bonnot was at Quantenna Communications (Nasdaq: QTNA), a wireless communication solution company that designs and develops radio frequency and digital Wi-Fi chips, from December 2007 to December 2017. During his 10-year tenure at Quantenna, Mr. Bonnot served as vice president of worldwide sales, senior vice president of business development, and most recently as senior vice president of marketing and business development. Mr. Bonnot also held various positions at Ikanos Communications, Inc., a semiconductor and software development company, from December 2001 to December 2007, including vice president of Europe, vice president of sales for North America and EMEA, and senior director of worldwide sales. Mr. Bonnot holds a M.S. in computer science from Ecole Nationale Supérieure d’Informatique in Paris, France.
Piyush B. Sevalia has served as our Executive Vice President of Marketing since April 2012. Mr. Sevalia previously served as our Vice President of Marketing from March 2008 to April 2012. Prior to joining SiTime, Mr. Sevalia held various marketing positions at Ikanos Communications, a semiconductor and software development company, including vice president of access infrastructure products from October 2006 to March 2008, marketing head of access products from April 2006 to September 2006, and director of product marketing from September 2000 to March 2006. From July 1991 to September 2000, Mr. Sevalia held various positions at Cypress Semiconductor, a semiconductor company, including senior marketing manager, strategic marketing manager, senior/staff applications engineer, and applications engineer. Mr. Sevalia holds a bachelor’s degree in electrical engineering from the University of Mumbai, a master’s degree in electrical engineering from the University of Michigan, and a master’s degree in business administration from the University of California, Berkeley.
Non-Employee Directors
Raman K. Chitkara has served as a member of our Board since November 2019 and as lead independent director of our Board since January 2020. Since August 2018, Mr. Chitkara has served as a board member and chair of the audit committee of Xilinx, Inc. (Nasdaq: XLNX), a technology and programmable logic device company. From September 1984 to June 2018, Mr. Chitkara worked at PricewaterhouseCoopers LLP (“PwC”), a public accounting firm, where he served in various capacities including as partner, global technology industry leader and global semiconductor industry leader. During his tenure at PwC, Mr. Chitkara held numerous leadership positions, including membership of the audit quality board and leader of the global assurance technology, information, communication, entertainment, and media practice. Mr. Chitkara received a bachelor of commerce in accounting and business management from Shri Ram College of Commerce. We believe Mr. Chitkara is qualified to serve on our Board due to his extensive knowledge and experience with public company financial accounting matters for complex global organizations.
Dr. Edward H. Frank has served as a member of our Board since November 2019 and has served as chief executive officer of Brilliant Lime, Inc., a silicon, systems, and software technology development startup, since October 2017. Dr. Frank serves as a director of Analog Devices, Inc. (Nasdaq: ADI), a semiconductor company, and Marvell Technology Group Ltd., a fabless semiconductor company. Dr. Frank co-founded Cloud Parity, Inc., a voice-of-the-customer company, in December 2013 and served as its chief executive officer until September 2016. From May 2009 to October 2013, Dr. Frank served as vice president of Macintosh hardware systems engineering at Apple Inc. (Nasdaq: AAPL), a multinational technology company. From May 1999 to March 2008, Dr. Frank served as corporate vice president of research and development at Broadcom Corporation, a fabless semiconductor company, which was traded on Nasdaq and acquired by Avago Technologies Limited in May 2014. Prior to joining Broadcom Corporation, Dr. Frank was co-founder and served as executive vice president of Epigram, Inc., an integrated circuit and software development company, which Broadcom acquired in May 1999. Dr. Frank’s prior experience includes serving as a director of Fusion-io, Inc., a computer hardware and software systems company, which was listed on The New York Stock Exchange and subsequently acquired by SanDisk Corporation in July 2014, from October 2013 until July 2014; as a director of Quantenna Communications, Inc., a fabless semiconductor company, which was listed on Nasdaq and subsequently acquired by On Semiconductor Corporation, from July 2016 to August 2018; and as a director of Cavium, Inc., a fabless semiconductor company, which was listed on Nasdaq and subsequently acquired by Marvell Technology Group Ltd. in July 2018, from July 2016 to July 2018. Dr. Frank is a member of the National Academy of Engineering (NAE), a Fellow of the Institute of Electrical and Electronic Engineers (IEEE), and is a National Association of Corporate Directors (NACD) Board Leadership Fellow. Dr. Frank holds B.S. and M.S. degrees in electrical engineering from Stanford University and a Ph.D. in computer science from Carnegie Mellon University, where he also serves as Vice-Chair of its Board of Trustees. We believe Dr. Frank’s substantial experience in the design, manufacture, sale and marketing of semiconductors and his extensive executive leadership experience in the semiconductor industry and experience serving on boards of public companies qualifies him to serve on our Board.
Katherine E. Schuelke has served as a member of our Board since November 2019, and since June 2017 has served as senior vice president, chief legal officer, and corporate secretary of Seagate Technology PLC (Nasdaq: STX), a data storage company, where she is responsible for Seagate’s legal, government affairs, and security functions. From March 1996 to January 2016, Ms. Schuelke was employed by Altera Corporation, where she served as senior vice president, general counsel, and secretary from 2011 to 2016, vice president, general counsel and secretary from 2001 to 2011, and other positions of increasing responsibility from 1996 to 2011. Altera was a semiconductor company which was listed on Nasdaq and subsequently acquired by Intel Corporation in December 2015. Ms. Schuelke served as an associate at the international law firm of Morrison & Foerster LLP from October 1989 to March 1996, where she specialized in intellectual property, securities, and general business litigation. Ms. Schuelke received a bachelor’s in economics from the University at Buffalo and a juris doctor from New York University School of Law. We believe Ms. Schuelke is qualified to serve on our Board due to her extensive legal and business experience at public companies and in the semiconductor industry as well as her knowledge of intellectual property, security, international business, and corporate transactions.
Tom D. Yiu has served as a member of our Board since November 2019, and since January 2007 has served as senior vice president and chief marketing officer of Macronix International Co., Ltd. (Nasdaq: MXIC) (“Macronix”), an integrated device manufacturing company. Mr. Yiu has been with Macronix since April 1990. During his 29-year tenure at Macronix, Mr. Yiu also served as a director, since June 1995, as senior vice president and head of integrated solution group, from January 2004 to December 2006, senior vice president and chief operating officer, from January 1998 to December 2003 and senior vice president, product development, from April 1990 to December 1997. Prior to joining Macronix, Mr. Yiu served as memory design manager of Austek Microsystem, Inc., a semiconductor company, from February 1985 to November 1987, and as founding member and memory design manager of Modular Semiconductor, Inc., a semiconductor company, from February 1984 to February 1985. From

February 1982 to April 1984, Mr. Yiu served as staff design engineer and design section manager of VLSI Technology, Inc., an integrated circuit company. Mr. Yiu founded Dynasty Technology, Inc., an engineering company, in November 1987 and served as its president until April 1990. Mr. Yiu served as a director of MegaChips from June 2013 to June 2019, and as a director of Infomax System Solutions and Services Co. Ltd., a financial software systems services company, from January 2016 to March 2017. Mr. Yiu received a bachelor of science in electrical engineering from National Taiwan University and a master of science in electrical engineering from the University of California, Berkeley. We believe that Mr. Yiu is qualified to serve on our Board due to his rich experience in memory integrated circuit design, marketing, and operating fields.
There are no family relationships among any of our directors or executive officers.

CORPORATE GOVERNANCE
Our business and affairs are organized under the direction of the Board, which currently consists of seven members. Rajesh Vashist, our Chief Executive Officer, serves as Chairman of our Board and Raman K. Chitkara serves as our lead independent director. As of March 31, 2020, MegaChips held approximately 66.4% of our outstanding common stock. Although we do not have any agreement with MegaChips that provides MegaChips the contractual right to board seats, we expect that for as long as it holds 50% or more of our outstanding common stock, it will have the ability to elect all of the members of our Board. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling, and direction to our management. Our Board meets on a regular basis and additionally as required.
Director Independence
Although we are a “controlled company” within the meaning of the Nasdaq listings rules and therefore qualify for exemptions from certain corporate governance requirements under the rules, including certain requirements with respect to director independence, we have opted to comply with the rules of the SEC and Nasdaq relating to such independence requirements with respect to the composition of our Board, compensation committee, and nominating and corporate governance committee as applicable to companies which are not “controlled companies.” If we cease to be a controlled company and we continue to be listed on Nasdaq, we will be required to comply with the director independence requirements of Nasdaq relating to the Board, compensation committee, and nominating and corporate governance committee by the date our status as a controlled company changes or within specified transition periods applicable to certain provisions, as the case may be. Our Board has determined that five of the seven directors on our Board qualify as independent directors, as defined under the Nasdaq listing rules.
Board Leadership Structure
Our Board is currently chaired by Rajesh Vashist, our President and Chief Executive Officer, and Raman K. Chitkara currently serves as lead independent director. We believe that combining the positions of Chief Executive Officer and Board chair helps to ensure that the Board and management act with a common purpose. We also believe that as an emerging growth company with a controlling stockholder, having a combined Chief Executive Officer and Board chair enhances agility and preserves alignment with the interests of our stockholders. We believe that separating the positions of Chief Executive Officer and Board chair has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken our ability to develop and implement strategy. In addition, we believe that a combined Chief Executive Officer/Board chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. We also believe that it is advantageous to have a Board chair with an extensive history with and knowledge of the Company.
The Board appointed a lead independent director to help reinforce the independence of the Board as a whole. The position of lead independent director has been structured to serve as an effective balance to a combined Chief Executive Officer/Board chair. The lead independent director is empowered to, among other duties and responsibilities, preside over Board meetings in the absence of the Board chair, act as liaison between the Board chair and the independent directors, approve information sent to the Board, preside over any portions of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed, and, as appropriate upon request, act as a liaison to stockholders. As a result, we believe that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities.
Board and Committee Meetings and Attendance
In 2019, our Board held three regularly scheduled meetings. Each of our directors then in office attended 100% of the regularly scheduled meetings. Our Board and its committees meet throughout the year on a set schedule, hold special meetings, and act by unanimous written consent from time to time as appropriate. Our non-management directors meet in regularly scheduled sessions without the presence of management. The lead independent director presides over each such executive session. Our Board committees were established immediately prior to our initial public offering, and each Board committee held one meeting in 2019. Directors are encouraged to attend our annual meeting of stockholders, either via webcast or telephonically. We did not hold an annual meeting of stockholders in 2019.
Role of our Board of Directors in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our compensation committee also assesses and monitors whether our compensation plans, policies, and programs comply with applicable legal and regulatory requirements.
Board Committees
Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Our Board has adopted a charter for each of these committees, which complies with the applicable requirements of current Nasdaq rules. We intend to comply with future requirements to the extent they are applicable to us. Copies of the charters for each committee are available on the investor relations portion of our website at https://investor.SiTime.com/corporate-governance/governance-overview.
Audit Committee
Our audit committee consists of Raman K. Chitkara, Edward H. Frank, and Torsten G. Kreindl. Our Board has determined that each of the members of our audit committee satisfies the independence requirements of Nasdaq and Rule 10A-3 under the Exchange Act. Each member of our audit committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, our Board has examined each audit committee member’s scope of experience and the nature of their prior and/or current employment.
Mr. Chitkara serves as the chair of our audit committee. Our Board has determined that Mr. Chitkara qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq listing rules. In making this determination, our Board has considered Mr. Chitkara’s formal education and previous experience in financial roles. Both our independent registered public accounting firm and various members of management periodically meet privately with our audit committee.
The functions of this committee include, among other things:
•
evaluating the performance, independence, and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•
reviewing our financial reporting processes and disclosure controls;

•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•
reviewing the adequacy and effectiveness of our internal control policies and procedures, including the responsibilities, budget, staffing, and effectiveness of our internal audit function;

•
reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by us;

•
obtaining and reviewing at least annually a report by our independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;

•
monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

•
prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of our financial controls and critical accounting policies;

•
reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

•
establishing procedures for the receipt, retention, and treatment of complaints received by us regarding financial controls, accounting, auditing, or other matters;

•
preparing the report that the SEC requires in our annual proxy statement;

•
reviewing and providing oversight of any related person transactions in accordance with our related person transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of ethics;

•
reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

•
reviewing and evaluating on an annual basis the performance of the audit committee and the audit committee charter.

We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and all applicable SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Compensation Committee
Our compensation committee consists of Raman K. Chitkara, Torsten G. Kreindl, and Katherine E. Schuelke. Dr. Kreindl serves as the chair of our compensation committee. Our Board has determined that each of the members of our compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfies the independence requirements of Nasdaq. The functions of this committee include, among other things:
•
reviewing and approving the corporate objectives that pertain to the determination of executive compensation;

•
reviewing and approving the compensation and other terms of employment of our executive officers;

•
reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•
making recommendations to our Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by our Board;

•
reviewing and making recommendations to our Board regarding the type and amount of compensation to be paid or awarded to our non-employee board members;

•
reviewing and assessing the independence of compensation consultants, legal counsel, and other advisors as required by Section 10C of the Exchange Act;

•
administering our equity incentive plans, to the extent such authority is delegated by our Board;

•
reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements, and any other material arrangements for our executive officers;

•
reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;

•
preparing an annual report on executive compensation that the SEC requires in our annual proxy statement; and

•
reviewing and evaluating on an annual basis the performance of the compensation committee and recommending such changes as deemed necessary with our Board.

We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Edward H. Frank and Katherine E. Schuelke. Our Board has determined that each of the members of our nominating and corporate governance committee satisfies the independence requirements of Nasdaq. Ms. Schuelke serves as the chair of our nominating and corporate governance committee. The functions of this committee include, among other things:
•
identifying, reviewing, and making recommendations of candidates to serve on our Board;

•
evaluating the performance of our Board, committees of the Board, and individual directors and determining whether continued service on our board is appropriate;

•
evaluating nominations by stockholders of candidates for election to the Board;

•
evaluating the current size, composition, and organization of the Board and its committees and making recommendations to our Board for approvals;

•
developing a set of corporate governance policies and principles and recommending to our Board of directors any changes to such policies and principles;

•
reviewing issues and developments related to corporate governance and identifying and bringing to the attention of our Board current and emerging corporate governance trends; and

•
reviewing periodically the nominating and corporate governance committee charter, structure, and membership requirements and recommending any proposed changes to our Board, including undertaking an annual review of its own performance.

We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee has ever been an executive officer or employee of ours. None of our executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or compensation committee.

Director Nominations
Our Board nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. Our nominating and corporate governance committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to our Board for nomination or election.
Director Criteria.   Our nominating and corporate governance committee has a policy regarding consideration of director candidates recommended by stockholders. Our nominating and corporate governance committee reviews suggestions for director candidates recommended by stockholders and considers such candidates for recommendation based upon an appropriate balance of knowledge, experience, and capability. In addition to considering an appropriate balance of knowledge, experience, and capability, our Board has as an objective that its membership be composed of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, genders, and ethnicities. Our nominating and corporate governance committee selects director candidates based on the candidate possessing relevant business, market, technological, or other expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, diversity, potential for long-term contribution to the Company’s business, and having the commitment and vision to rigorously represent the long-term interests of the Company’s stockholders. Our nominating and corporate governance committee believes it is appropriate for a majority of the members of our Board to meet the definition of “independent director” under the Nasdaq rules. Our nominating and corporate governance committee also believes it appropriate for our Chief Executive Officer to participate as a member of our Board.
Our nominating and corporate governance committee relied on the director qualification review undertaken in connection with our initial public offering in November 2019 when nominating Akira Takata and Torsten G. Kreindl as Class I director candidates for the Annual Meeting. Going forward, prior to each annual meeting of stockholders, our nominating and corporate governance committee will first identify nominees by reviewing the current directors whose terms expire at the annual meeting of stockholders and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of our Board, with respect to the particular talents and experience of its directors. If a director does not wish to continue in service, the nominating and corporate governance committee determines not to nominate the director, or a vacancy is created on our Board as a result of a resignation, an increase in the size of our Board or other event, the nominating and corporate governance committee will consider various candidates for Board membership, including those suggested by members of the nominating and corporate governance committee, by other members of our Board, by any executive search firm engaged by the nominating and corporate governance committee, and by stockholders. A stockholder who wishes to suggest a prospective nominee for our Board should notify our Secretary, any member of the nominating and corporate governance committee, or the persons referenced below in “Communications with our Board of Directors” in writing with any supporting material the stockholder considers appropriate.
Stockholder Nominees.   In addition, our bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to our Secretary and otherwise comply with the provisions of our bylaws. To be timely, our bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the anniversary of the proxy statement provided in connection with the previous year’s annual meeting. Information required by our Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Exchange Act and the related rules and regulations under that section.
Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our bylaws and must be addressed to: Secretary, SiTime Corporation, 5451 Patrick Henry Drive, Santa Clara, California 95054. You can obtain a copy of our bylaws by writing to the Secretary at this address.

Meetings of Our Independent Directors and Communications with our Board of Directors
During meetings of the Board, the independent directors meet regularly in an executive session without management or management directors present. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors. The lead independent director presides over the executive sessions. Our Board recommends that stockholders and other interested parties initiate communications with our Board, the independent directors, the Chairman, or any committee of our Board in writing to the attention of our Secretary, SiTime Corporation, 5451 Patrick Henry Drive, Santa Clara, California 95054. This process will assist our Board in reviewing and responding to stockholder communications in an appropriate manner. Our Board has instructed our Secretary to review such correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration such as spam, junk mail and mass mailings, product complaints, personal employee complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, business solicitations, or advertisements.
Code of Business Conduct and Ethics for Employees, Executive Officers, and Directors
The Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all of our employees, executive officers, and directors. The Code of Conduct is available on our website at www.SiTime.com. Information contained on or accessible through our website is not a part of this Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only. The nominating and corporate governance committee is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers, and directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.
We also implemented whistleblower procedures that establish formal protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to our audit committee.
Non-Employee Director Compensation
Prior to our initial public offering, we did not pay cash retainers or other compensation with respect to service on our Board. We have reimbursed and will continue to reimburse all of our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and committees of the Board.
Cash Compensation Policy
Following our initial public offering, our non-employee director cash compensation policy provides that non-employee directors receive a $40,000 annual retainer, with an additional $20,000 annual retainer for the lead independent director, as well as the following additional retainers for committee services:
Committee	Chair	Member
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	10,000	5,000
Audit Committee	20,000	8,000
The foregoing cash compensation, combined with equity compensation of non-employee directors, cannot exceed in the aggregate amount of $500,000 per year (or $750,000 per year for the first fiscal year following our initial public offering).
Equity Compensation Policy
Following our initial public offering, our non-employee director equity compensation policy provides that our non-employee directors will receive annual equity compensation in the form of restricted stock units (“RSUs”) with a grant date value of $175,000. Such RSUs will vest (i) after one year for directors who served at least 6 months prior to the grant date (in each case to be granted after April 2020) or (ii) on the first anniversary of the date of grant or immediately prior to our next annual meeting of stockholders, if earlier, for directors who served less than six months prior to the grant date.

2019 Director Compensation
The following table sets forth the compensation paid to our non-employee directors or accrued by us in 2019, pursuant to the non-employee director compensation policy described above. None of our other directors received any cash compensation for their service on our Board or committees of our Board in 2019.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Total ($)
Raman K. Chitkara	14,167	250,000	—	250,000
Edward H. Frank	8,833	250,000	—	250,000
Torsten G. Kreindl	9,667	250,000	—	250,000
Katherine E. Schuelke	9,167	250,000	—	250,000
Akira Takata	6,667	550,000	—	550,000
Tom D. Yiu	6,667	250,000	—	250,000

(1)
The valuation of stock awards is calculated using the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718. See Note 9 to our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019 for the assumptions used in such valuation.

(2)
The RSU grant for each director was granted on November 25, 2019. Includes initial grants of RSUs to non-employee directors with a grant date value of $250,000, vesting annually over 3 years, and a $300,000 fully vested RSU grant to Mr. Takata in recognition of his past service to the Company. Upon grant, each recipient was entitled to receive a number of shares equal to the values set forth with respect to each recipient in the table above divided by $13.00 (the initial public offering price per share). Except for the $300,000 fully vested RSU grant to Mr. Takata as described above, 33% of the RSUs vest on November 20, 2020, 33% vest on November 20, 2021, and 34% vest on November 20, 2022.

The following table provides information regarding aggregate number of shares subject to outstanding equity awards held by non-employee directors as of December 31, 2019.
Name	Grant Date	Number of Shares of Stock that Have Not Vested(1)	Market Value of Shares of Stock that Have Not Vested ($)(2)
Raman K. Chitkara	11/25/19	19,231	490,391
Edward H. Frank	11/25/19	19,231	490,391
Torsten G. Kreindl	11/25/19	19,231	490,391
Katherine E. Schuelke	11/25/19	19,231	490,391
Akira Takata	11/25/19	19,231	490,391
Tom D. Yiu	11/25/19	19,231	490,391

(1)
33% of the RSUs vest on November 20, 2020, 33% vest on November 20, 2021, and 34% vest on November 20, 2022.

(2)
This column represents the fair market value of the shares underlying the RSUs as of December 31, 2019, based on the closing price of our common stock, as reported on The Nasdaq Global Market, of $25.50 per share on December 31, 2019.

Directors who are also our employees receive no additional compensation for their service as directors. During the fiscal year ended December 31, 2019, Mr. Vashist was our only employee director. See the section titled “Executive Compensation” for additional information about Mr. Vashist’s compensation.

EXECUTIVE COMPENSATION
Our named executive officers, who consist of our principal executive officer and our two other most highly compensated executive officers (whom we refer to as the “named executive officers”), for the year ended December 31, 2019 were:
•
Rajesh Vashist, our Chief Executive Officer;

•
Lionel Bonnot, our Executive Vice President of Worldwide Sales and Business Development; and

•
Piyush B. Sevalia, our Executive Vice President of Marketing.

Summary Compensation Table
The following table sets forth compensation for services rendered in all capacities to us for the years ended December 31, 2019 and 2018 for our Chief Executive Officer and our two other most highly compensated executive officers as of December 31, 2019, whom we refer to as our Named Executive Officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)(1)	Total ($)
Rajesh Vashist Chief Executive Officer	2019	488,750	580,000(2)	10,324,600	—	9,942	11,403,292
	2018	488,750	520,000(3)	—	—	9,922	1,018,672
Lionel Bonnot Executive Vice President, Worldwide Sales and Business Development	2019	287,500	74,124(4)	1,835,600	—	31,510(5)	2,228,734
	2018	236,500(6)	66,667	—	—	8,162	311,329
Piyush B. Sevalia Executive Vice President, Marketing	2019	300,000	49,000	1,835,600	—	9,848	2,194,448
	2018	300,000	75,000	—	—	9,830	384,830

(1)
The amounts in this column include life insurance premiums paid by us for the benefit of the named executive officer and 401(k) matching contributions.

(2)
This amount includes a $400,000 bonus earned in 2018 and paid in 2019.

(3)
This amount includes a $250,000 bonus earned in 2017 and paid in 2018.

(4)
This amount includes Mr. Bonnot’s individual bonus and sales commissions.

(5)
This amount includes a $21,723 housing reimbursement paid to Mr. Bonnot as income in December 2019.

(6)
Mr. Bonnot joined us in February 2018. This amount represents a prorated portion of his annual base salary for 2018, which base salary was $300,000. Effective July 2019, Mr. Bonnot was appointed our Executive Vice President of Worldwide Sales and Business Development. Prior to that, Mr. Bonnot served as our Executive Vice President of Business Development.

Narrative to Summary Compensation Table
In setting executive base salaries and bonuses, we consider compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to us. We do not target a specific competitive position or a specific mix of compensation among base salary or bonus.
Prior to our initial public offering, we had not granted any equity incentive awards since our acquisition by MegaChips in 2014. Effective as of November 25, 2019, our Board approved the grant of RSUs to our employees, involving the grant of an aggregate of 1,076,600 RSUs to our named executive officers.

Outstanding Equity Awards at December 31, 2019
The following table presents certain information concerning equity awards held by our named executive officers as of December 31, 2019.
Name	Grant Date	Number of Units of Stock That Have Not Vested(#)(1)	Market Value of Units of Stock That Have Not Vested ($)(2)
Rajesh Vashist	11/25/19	794,200	20,252,100
Lionel Bonnot	11/25/19	141,200	3,600,600
Piyush Sevalia	11/25/19	141,200	3,600,600

(1)
Subject to 5-year vesting, with one-twentieth (1/20) of the RSUs vesting in equal quarterly installments beginning on February 20, 2020 and on each of February 20, May 20, August 20, and November 20 thereafter, subject to continued service on each such vesting date.

(2)
This column represents the fair market value of the shares underlying the RSUs as of December 31, 2019, based on the closing price of our common stock, as reported on the Nasdaq Stock Market, of $25.50 per share on December 31, 2019.

Agreements with Our Named Executive Officers and our Chief Financial Officer and Potential Payments Upon Termination or Change of Control
Below are descriptions of our employment agreements and offer letter agreements with our named executive officers and our Chief Financial Officer. The agreements generally provide for at-will employment and set forth the executive officer’s initial base salary and eligibility for employee benefits. Furthermore, each of our executive officers has executed a form of our standard proprietary information and inventions assignment agreement.
Agreement with Rajesh Vashist
On October 21, 2014, we entered into an employment agreement with Rajesh Vashist, our Chief Executive Officer, which superseded and replaced Mr. Vashist’s previous employment agreement. Under Mr. Vashist’s agreement, we agreed to pay Mr. Vashist an annual base salary of $425,000, and based on the assessment by our Board of Mr. Vashist’s performance and the attainment of annual company goals established by our Board in its sole discretion, and subject to Mr. Vashist’s employment through the payment date, an annual performance bonus of up to $300,000. In addition, under the employment agreement, as amended on June 14, 2016, Mr. Vashist agreed to provide advisory services of not more than 10 hours each month to MegaChips through June 30, 2020, regardless of his employment status with us. Mr. Vashist’s current annual base salary is $488,750.
Agreement with Lionel Bonnot
On January 27, 2018, we entered into an offer letter with Lionel Bonnot, our Executive Vice President of Worldwide Sales and Business Development, setting forth the initial terms of his employment. Pursuant to the agreement, Mr. Bonnot was entitled to an initial annual base salary of $260,000, and based on the assessment by our Board of Mr. Bonnot’s performance and the attainment of annual company goals established by our Board in its sole discretion, and subject to Mr. Bonnot’s employment through the payment date, an annual performance bonus of up to $100,000. Mr. Bonnot’s current annual base salary is $287,500.
Agreement with Arthur D. Chadwick
On September 26, 2019, we entered into an offer letter with Arthur D. Chadwick, our Executive Vice President, Chief Financial Officer, setting forth the initial terms of his employment. Pursuant to the agreement, Mr. Chadwick was entitled to an initial annual base salary of $300,000, and based on the assessment by our Board of Mr. Chadwick’s performance and the attainment of annual company goals established by our Board in its sole discretion, and subject to Mr. Chadwick’s employment through the payment date, an annual performance bonus of up to $100,000.

Agreement with Piyush B. Sevalia
On October 20, 2014, we entered into an offer letter with Piyush B. Sevalia, our Executive Vice President of Marketing, setting forth the initial terms of his employment. Pursuant to the agreement, Mr. Sevalia was entitled to an initial annual base salary of $300,000, and based on the assessment by our Board of Mr. Sevalia’s performance and the attainment of annual company goals established by our Board in its sole discretion, and subject to Mr. Sevalia’s employment through the payment date, an annual performance bonus of up to $100,000. The agreement also provided for profit sharing bonuses for 2017 and 2018, with Mr. Sevalia’s expected profit sharing interest at 5% and subject to change at our discretion. Mr. Sevalia did not receive a profit-sharing bonus in 2018.
Potential Payments upon Termination or Change of Control
We believe that reasonable severance benefits for our named executive officers are important because it may be difficult for them to find comparable employment within a short period of time. We also believe that it is important to protect our named executive officers in the event of a change of control transaction involving us, as a result of which such officers might have their employment terminated. In addition, we believe that the interests of management should be aligned with those of our stockholders as much as possible, and we believe that providing protection upon a change of control is an appropriate counter to any disincentive such officers might otherwise perceive in regard to transactions that may be in the best interest of our stockholders.
Accordingly, on November 6, 2019, our Board and our sole stockholder, as of November 6, 2019, approved forms of change of control and severance agreements, which became effective prior to the closing of our initial public offering, for our Chief Executive Officer and for our other executive officers. These agreements generally provide for severance benefits upon a qualifying termination of employment and in connection with a change of control, as described below. Once effective, these agreements superseded all prior change of control and severance agreements between us and the executive officers.
Under Mr. Vashist’s form of change of control and severance agreement, in the event Mr. Vashist undergoes an Involuntary Termination (as defined in that agreement), he will be entitled to receive: (1) a lump sum equal to his annual base salary, plus his target bonus under the MBO Plan as in effect on the date of his termination, (2) reimbursement of COBRA premiums for up to one year following termination, and (3) acceleration of all his unvested equity awards. If Mr. Vashist remains employed with us through the close of a change control, Mr. Vashist will be entitled to receive acceleration of all his unvested equity awards. If he undergoes an Involuntary Termination in connection with a change of control, he will become entitled to receive: (1) a lump sum equal to two times the sum of his annual base salary and target bonus under the MBO Plan as in effect on the date of termination, (2) reimbursement of COBRA premiums for up to 18 months following termination, and (3) acceleration of all his unvested equity awards, provided that these change of control severance benefits will be offset by any non-change of control severance benefits already paid. Mr. Vashist’s severance benefits are conditioned on his timely execution of an effective release of claims.
Under the form of change of control and severance agreement applicable to all other executive officers, in the event such an officer undergoes an Involuntary Termination (as defined in that agreement), that officer will be entitled to receive: (1) a lump sum equal to 6 months of that officer’s annual base salary as in effect on the date of termination; (2) reimbursement of COBRA premiums for up to 6 months following termination; and (3) acceleration of 12 months of unvested equity awards. If the executive officer undergoes an Involuntary Termination in connection with a change of control, that officer will become entitled to receive: (1) a lump sum equal to that officer’s annual base salary, plus their target bonus under the MBO Plan as in effect on the date of termination, (2) reimbursement of COBRA premiums for up to one year following termination, and (3) acceleration of all unvested equity awards, provided these change of control severance benefits will be offset by any non-change of control severance benefits already paid. All severance benefits are conditioned on the officer’s timely execution of an effective release of claims.
Option Repricings
Neither we, nor MegaChips, has engaged in any repricings of our named executive officers’ outstanding equity awards since our acquisition by MegaChips in 2014.

Health, Welfare and Retirement Benefits
All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, and vision insurance plans and 401(k) plan (as described below), in each case on the same basis as all of our other employees. We currently do not contribute to a retirement plan on behalf of employees other than our 401(k) plan.
Nonqualified Deferred Compensation
None of our named executive officers participates in or has account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.
401(k) Plan
We sponsor a qualified retirement plan that is intended to qualify for favorable tax treatment under Section 401(a) of the Code and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. Participants may make pre-tax and certain after-tax (Roth) salary deferral contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit under the Code. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee’s interest in his or her salary deferral contributions is 100% vested when contributed. We have the ability to make discretionary matching contributions under the plan of 50% of each contribution up to $375 per paycheck, or $9,000 annually, per employee.
Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2019. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans that have not been approved by our stockholders.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(1)	2,989,322	$13.00	360,678
Equity compensation plans not approved by stockholders	—	—	—
Total	2,989,322	$13.00	360,678

(1)
Includes our 2019 Stock Incentive Plan (the “2019 Stock Plan”). The 2019 Stock Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning in 2020, equal to the lesser of (i) 3% of the number of shares of common stock outstanding on the last day of the immediately preceding fiscal year, or (ii) if our Board acts prior to the first day of the fiscal year, such lesser amount that our Board determines for purposes of the annual increase of the fiscal year such number as determined by the plan administrator. As of January 1, 2020, the 2019 Stock Plan was increased by 449,042 shares pursuant to such evergreen provision.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 31, 2020 regarding the number of shares of common stock and the percentage of common stock, beneficially owned by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•
each of our directors;

•
each of our named executive officers;

•
and all of our current executive officers and directors as a group.

The percentage ownership is based on 15,060,619 shares of common stock outstanding on March 31, 2020. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options or warrants or other securities that are either immediately exercisable or exercisable or vest within 60 days March 31, 2020. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants, or securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o SiTime Corporation, 5451 Patrick Henry, Santa Clara, California 95054.
	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Greater than 5% Stockholder:
MegaChips Corporation	10,000,000	66.4%
Westfield Capital Management Company, LP(1)	728,497	4.8%
Named Executive Officers and Directors:
Rajesh Vashist(2)	72,115	*
Lionel Bonnot(3)	11,551	*
Piyush B. Sevalia(4)	13,812	*
Akira Takata	23,077	*
Raman K. Chitkara	—	—
Edward H. Frank	—	—
Torsten G. Kreindl	—	—
Katherine E. Schuelke	—	—
Tom D. Yiu	—	—
All current executive officers and directors as a group (10 persons)(5)	120,555	*

*
Represents beneficial ownership of less than 1%.

(1)
Based solely on information reported on a Schedule 13G filed by Westfield Capital Management Company, LP, on January 1, 2020, Westfield Capital Management Company, LP has sole voting power with respect to 642,227 shares and dispositive power with respect to 728,497 shares on behalf of itself. The principal address for Westfield Capital Management Company, LP is 1 Financial Center, Boston, Massachusetts 02111.

(2)
Includes 39,710 RSUs which will vest within 60 days of March 31, 2020.

(3)
Includes 7,060 RSUs which will vest within 60 days of March 31, 2020.

(4)
Includes 7,060 RSUs which will vest within 60 days of March 31, 2020.

(5)
Includes an aggregate of 53,830 RSUs which will vest within 60 days of March 31, 2020. Excludes an aggregate of 1,096,975 unvested RSUs subject to vesting more than 60 days after March 31, 2020.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following includes a summary of transactions since January 1, 2019 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under “Executive Compensation.”
Agreements with MegaChips
In November 2014, we were acquired by MegaChips, and as a result of the acquisition, became a wholly owned subsidiary of MegaChips. As of March 31, 2020, MegaChips owned approximately 66.4% of our outstanding common stock.
Loan Agreements
On September 13, 2016, we entered into a loan agreement with MegaChips (the “MegaChips Loan Agreement”), which provided for a credit limit of up to $30.0 million. Loans under the MegaChips Loan Agreement bear interest at a rate equal to the interest rate at which MegaChips procured the funds from Sumitomo Mitsui Banking Corporation (“SMBC”), plus 0.09%. Interest for each loan is due on the maturity date of each loan. Each loan drawn from MegaChips had an initial three-month term, which term was renewed on maturity. MegaChips has discretion whether to accept our request for a loan under the MegaChips Loan Agreement. The largest aggregate amount of principal outstanding under the MegaChips Loan Agreement from January 1, 2019 through March 31, 2020 was $3.0 million. As of March 31, 2020, the aggregate principal amount outstanding under the MegaChips Loan Agreement was $0. From January 1, 2019 through March 31, 2020, we repaid $3.0 million of principal and $0.1 million of interest under the MegaChips Loan Agreement. The initial term of the MegaChips Loan Agreement is one year from the date of the agreement, which term is automatically renewed and extended every year unless either party provides written notice to the other party.
On August 31, 2015, we entered into a bank transaction agreement with The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“MUFG”) with an aggregate principal amount of up to $20.0 million, which was subsequently increased to $50.0 million, of which $50.0 million was outstanding as of March 31, 2020. From January 1, 2019 through March 31, 2020, the largest aggregate amount of principal outstanding under the MUFG Revolving Line of Credit was $50.0 million, and during that time period, we repaid $3.0 in principal and $2.0 million in interest.
On September 22, 2017, we entered into an uncommitted and revolving credit line agreement with SMBC with an aggregate principal amount of up to $20.0 million, of which $0 million was outstanding as of March 31, 2020. From January 1, 2019 through March 31, 2020, the largest aggregate amount of principal outstanding under the SMBC Revolving Credit Line was $2.0 million, and during that time period, we repaid $2.0 million in principal and $0.1 million in interest.
Our revolving lines of credit with MUFG and SMBC are each guaranteed by MegaChips.
Commercial Agreements
On April 1, 2015, we entered into a distribution agreement with MegaChips, (the “Distribution Agreement”). Under the Distribution Agreement, MegaChips serves as a sales representative and has the exclusive right to promote, market, and sell our products in Japan for a commission rate of 6%, and is to provide sales facilities and sales personnel in Japan for our products. In January 2019, the commission rate under this agreement was reduced from 6% to 4%. We have agreed to indemnify MegaChips for any infringement of intellectual property, and MegaChips has agreed to indemnify us in connection with any breach of this agreement, negligence, and representations or statements not specifically authorized by us. The Distribution Agreement is for a term of one year, with automatic renewals of one-year periods unless terminated by either party with 90 days’ written notice. In 2019, we sold approximately $5.1 million, in products, and paid MegaChips sales commissions of $0.2 million, under this agreement. We believe the commission percentages paid to MegaChips are generally comparable to those paid to our other sales representatives and are generally no less favorable to us than those that could be obtained in similar transactions with unaffiliated third parties.
On March 15, 2019, we entered into an integration and purchase agreement with MegaChips (the “Integration and Purchase Agreement”), whereby we agreed to supply MegaChips with certain resonators for use in certain of MegaChips’ products, along with a license to use certain circuits with these resonators. Under the Integration and Purchase Agreement, we have agreed to indemnify MegaChips for any infringement of intellectual property, and MegaChips has agreed to indemnify us for any infringement of intellectual property based on MegaChips’ manufacturing process, product design, specification and/or instruction, or use of our resonators or circuits in combination with other products. Pricing under this agreement varies depending on the specification and minimum order quantity as set forth in any given purchase order. In addition, pricing may be adjusted depending on whether certain volume thresholds are exceeded. Minimum annual purchase requirements under this agreement may be triggered starting in 2021 in the event we determine we are likely to win a business transaction based on a third-party supplier’s product. From March 15, 2019 (the date of execution of the agreement) through March 31, 2020, we sold approximately $0 in products to MegaChips under this agreement. We believe that the general commercial terms of this agreement, including with respect to pricing and purchase commitments, are generally consistent with comparable terms under our purchase orders or similar arrangements with other customers, and are generally no less favorable to us than those that could be obtained in similar types of transactions with unrelated third parties. The term of the Integration and Purchase Agreement continues until March 15, 2025, and automatically renews unless terminated by either party with 90 days’ written notice.
Participation in our Initial Public Offering
Certain members of our management, including certain of our executive officers, purchased an aggregate of 86,923 shares of our common stock in our initial public offering at the initial public offering price of $13.00 per share.
Employment Agreements
We have entered into employment agreements and offer letter agreements with certain of our executive officers. See “Executive Compensation — Agreements with our Named Executive Officers and our Chief Financial Officer and Potential Payments Upon Termination or Change of Control.”
Equity Awards to Executive Officers and Non-Employee Directors
We have granted equity awards to our executive officers and certain of our non-employee directors. For a description of options granted to our named executive officers and non-employee directors, see the section titled “Executive Compensation — Outstanding Equity Awards at 2019 Fiscal Year-End” and “Management — Non-Employee Director Compensation” below.
Indemnification Agreements
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Certificate of Incorporation and Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
The limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Policies and Procedures for Transactions with Related Persons
We have adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest.
Transactions involving compensation for services provided to us as an employee, consultant, or director are not considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of the proposed transaction, must present information regarding the proposed related person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors, and certain significant stockholders. In considering related person transactions, our audit committee considers the relevant available facts and circumstances, which may include, but not limited to:
•
the risks, costs, and benefits to us;

•
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•
the terms of the transaction;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties.

Our audit committee will approve only those transactions that it determines are fair to us and in our best interests. All of the transactions described above were entered into prior to the adoption of such policy.

AUDIT COMMITTEE REPORT
The following report of the audit committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by SiTime under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The audit committee is a committee of the Board comprised solely of independent directors as required by the listing standards of Nasdaq and rules and regulations of the SEC. The audit committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving the Company’s accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by the Company’s independent registered public accountants and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls as set forth in a written charter adopted by the Board, which is available on the Company’s website at www.SiTime.com. The composition and responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.
The Company’s management is responsible for preparing the Company’s financial statements and the independent registered public accountants are responsible for auditing those financial statements. The audit committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent registered public accountants. In this context, the audit committee has met and held discussions with management and the independent registered public accountants. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants.
The audit committee has discussed with the independent registered public accountants matters required to be discussed by Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and approved by the SEC. In addition, the independent registered public accountants provided to the audit committee the written disclosures and letter from the independent registered public accountants as required by applicable requirements of the PCAOB regarding the independent registered public accountants’ communications with the audit committee concerning independence and has discussed such accountants’ independence from the Company and its management.
The audit committee has discussed with management the procedures for selection of consultants and fully considered whether those services provided by the independent registered public accountants are compatible with maintaining such accountants’ independence. The audit committee has discussed with the Company’s management and its independent registered public accountants, with and without management present, their evaluations of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions with management and the independent registered public accountants referred to above, the audit committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.
In addition, the audit committee has selected BDO USA, LLP as independent registered public accountants to audit our books, records and accounts and our subsidiaries for the fiscal year ending December 31, 2020.
Raman K. Chitkara
Torsten G. Kreindl
Edward H. Frank

PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS
Our audit committee, which is composed entirely of non-employee independent directors, has selected BDO USA, LLP as independent certified public accountants to audit our books, records, and accounts and our subsidiaries for the fiscal year ending December 31, 2020. Our Board has endorsed this appointment. Ratification of the selection of BDO USA, LLP by stockholders is not required by law. However, as a matter of good corporate practice, such selection is being submitted to the stockholders for ratification at the Annual Meeting. If the stockholders do not ratify the selection, our Board and the audit committee will reconsider whether or not to retain BDO USA, LLP, but may retain BDO USA, LLP. Even if the selection is ratified, the audit committee in its discretion may change the appointment at any time during the year if it determines that such change would be in the best interests of SiTime Corporation and its stockholders. BDO USA, LLP previously audited our consolidated financial statements during the fiscal years ended December 31, 2019 and 2018. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
Change in Registrant’s Certifying Accountant
On March 1, 2019, we dismissed PricewaterhouseCoopers LLP (“PwC”), as our independent registered public accounting firm. The decision to change independent auditors was approved by our Board.
The report of PwC on the financial statements for the year ended December 31, 2017 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that PwC’s report on the December 31, 2017 financial statements included an explanatory paragraph indicating that there was substantial doubt about the company’s ability to continue as a going concern.
During the year ended December 31, 2017 and the subsequent interim period through March 1, 2019, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.
During the year ended December 31, 2017 and the subsequent interim period through March 1, 2019, there have been no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.
We provided PwC with a copy of this disclosure and requested PwC furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. Upon receipt of the requested letter from PwC, a copy was included as an exhibit to our registration statement on Form S-1 filed in connection with our initial public offering.
On March 13, 2019 , we engaged BDO USA, LLP as our independent registered public accounting firm.
BDO USA, LLP has reported on the financial statements for the three years ended December 31, 2017, 2018, and 2019. Prior to our engagement on March 13, 2019, we had not consulted with BDO USA, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures or regarding a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Principal Accounting Fees and Services
Aggregate fees for professional services rendered for us by BDO USA, LLP for the years ended December 31, 2019 and 2018, were as follows, all of which were approved by the Board, as our audit committee was not established at that time:
Services Provided	2019	2018
Audit fees(1)	$949,150	$329,000
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total	$949,150	$329,000

(1)
Represents the aggregate fees billed for the audit of the Company’s consolidated financial statements, review of the condensed consolidated financial statements included in the Company’s quarterly reports and services in connection with the statutory and regulatory filings or engagements for those years. Fees for our fiscal year ended December 31, 2019 also included $525,000 for professional services rendered in connection with our Registration Statement on Form S-1 related to the initial public offering of our common stock completed in November 2019.

(2)
Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “audit fees.”

(3)
Represents the aggregate fees billed for tax compliance, advice and planning.

(4)
Represents the aggregate fees billed for all products and services provided that are not included under “audit fees,” “audit-related fees,” or “tax fees.”

Audit Committee Pre-Approval Policies and Procedures
Our audit committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the audit committee pre-approves both the type of services to be provided by BDO USA, LLP and the estimated fees related to these services.
During the approval process, the audit committee considers the impact of the types of services and the related fees on the independence of the registered public accountant. The services and fees must be deemed compatible with the maintenance of such accountants’ independence, including compliance with SEC rules and regulations.
Prior to the formation of our audit committee in November 2019, our Board pre-approved all services provided by BDO USA, LLP.
Throughout the year, our audit committee reviews for any revisions to the estimates of audit and non-audit fees initially approved.
Required Vote
Ratification of the appointment of BDO USA, LLP requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment.
Our Board recommends a vote FOR the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
If a stockholder wishes to present a proposal to be included in our proxy statement for the 2021 annual meeting of stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by the Secretary no later than December 18, 2020. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by certified mail — return receipt requested.
A stockholder proposal not included in our proxy statement for the 2021 annual meeting of stockholders will be ineligible for presentation at the 2021 annual meeting of stockholders unless the stockholder gives timely notice of the proposal in writing to the Secretary at the principal executive offices of SiTime Corporation in accordance with our bylaws. Under our bylaws, in order for a matter to be deemed properly presented by a stockholder, timely notice must be delivered to, or mailed and received by, us not more than 120 days nor less than 90 days prior to the first anniversary date of the proxy statement provided in connection with the previous year’s annual meeting; provided, however, that if the date of the annual meeting of stockholders is more than 30 days before or after the anniversary date of the previous year’s annual meeting, we must receive the stockholder’s notice not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day after the day on which we first make public announcement of the date of such meeting.
The stockholder’s notice must set forth, as to each proposed matter, the following: (a) a brief description of the business desired to be brought before the meeting and reasons for conducting such business at the meeting; (b) the name and address, as they appear on our books, of the stockholder proposing such business; (c) the class and number of shares of our securities that are beneficially owned by the stockholder; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by such stockholder pursuant to proxy proposal submission rules of the SEC. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure. You are advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our annual report or proxy statement mailed to you, please submit a request to our Secretary at 5451 Patrick Henry Drive, Santa Clara, California 95054, or call our Investor Relations department at (408) 328-4400 and we will promptly send you what you have requested. You can also contact our Investor Relations department at the telephone number above if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

OTHER MATTERS
Our Board does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.
At the date of this mailing, the COVID-19 coronavirus continues to spread around the world and throughout the United States, including California. We are facing an unpredictable and volatile situation with respect to the progress of this deadly virus, which has been classified as a global pandemic. The health and safety of our stockholders and employees are of paramount concern to our Board and management.
While the Annual Meeting with be held in virtual meeting format only this year in light of COVID-19, and while we believe that the virtual meeting format will expand stockholder access and participation and improve communications, we have not decided if we will use a virtual meeting only format for future meetings. We appreciate your continued support, and we hope that you and yours will stay safe and healthy.
Whether or not you intend to attend the Annual Meeting, we urge you to submit your signed proxy promptly.
By:
/s/ Rajesh Vashist

Rajesh Vashist
Chairman, President and Chief Executive Officer
April 17, 2020
A copy of SiTime’s Annual Report on Form 10-K for the year ended December 31, 2019 is available without charge upon written request to: SiTime Corporation at 5451 Patrick Henry Drive, Santa Clara, California 95054, Attention: Investor Relations. We will provide copies of exhibits to the Annual Report on Form 10-K, if requested, but will charge a reasonable fee per page to any requesting stockholder. The request must include a representation by the stockholder that as of April 14, 2020, the stockholder was entitled to vote at the Annual Meeting.

SiTime VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas. [X]

2020 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Torsten G. Kreindl	☐	☐	02 - Akira Takata	☐	☐

	For	Against	Abstain
2. To ratify the appointment of BDO USA, LLP as SiTime's independent registered public accounting firm for the fiscal year ending December 31, 2020	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 4 5 6 6 6 0

038JXC

EITimeTEUsingablackinkpen,markyourvoteswithanXasshowninthisexample.XPleasedonotwriteoutsidethedesignatedareas.2020AnnualMeetingProxyCardVIFVOTINGBYMAIL,SIGN,DETACHANDRETURNTHEBOTTOMPORTIONINTHEENCLOSEDENVELOPE.VnProposals-TheBoardofDirectorsrecommendavotemallthenomineeslistedandmProposal2.1.ElectionofDirectors:+ForWithholdForWithhold01-TorstenG.KreindlDD02-AkiraTakataDD2tithttf0SSForAgainstAbstain.Toraiyeappoinmen0BDUA,LLPasiTime'sindependentregisteredpublicaccountingfirmforthefiscalDDDyearendingDecember31,2020nAuthorizedSignatures-Thissectionmustbecompletedforyourvotetocount.Pleasedateandsignbelow.Pleasesignexactlyasname(s)appearshereon.Jointownersshouldeachsign.Whensigningasattorney,executor,administrator,corporateofficer,trustee,guardian,orcustodian,pleasegivefulltitle.Date(mm/dd/yyyy)—Pleaseprintdatebelow.Signature1—Pleasekeepsignaturewithinthebox.Signature2—Pleasekeepsignaturewithinthebox.I1UPx45666o+038ch

The 2020 Annual Meeting of Stockholders of SiTime Corporation will be held on
June 2, 2020 at 10:00am PT, virtually via the internet at www.meetingcenter.io/296888294.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — SITM2020.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.investorvote.com/SITM

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

SiTime Corporation

Notice of 2020 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 2, 2020

Rajesh Vashist and Arthur D. Chadwick, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of SiTime Corporation to be held on June 2, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

The2020AnnualMeetingofStockholdersofSiTimeCorporationwillbeheldonJune2.2020at10:00amPT.virtuallyviatheintemetatwww.meetingcenteniolz96888294.Toaccessthevirtualmeeting.youmusthavetheinformationthatIsprintedintheshadedbarlocatedonthereversesideofthisform.Thepasswordforthismeetingis-SITMZOZO.ImportantnoticeregardingtheInternetavailabilityofproxymaterialsfortheAnnualMeetingofStockholders.Thematerialisavailableat:www.investorvote.comlSITMVIFVOTINGBYMAIL.SIGN.DETACHANDRETURNTHEBOTTOMPORTIONINTHEENCLOSEDENVELOPE.VSiTimeCorporationNoticeof2020AnnualMeetingofStockholdersProxySolicitedbyBoardofDirectorsforAnnualMeeting-June2,2020RajeshVashistandArthurD.Chadwick,oranyofthem,eachwiththepowerofsubstitution,areherebyauthorizedtorepresentandvotethesharesoftheundersigned,withallthepowerswhichtheundersignedwouldpossessifpersonallypresent,attheAnnualMeetingofStockholdersofSiTimeCorporationtobeheldonJune2,2020oratanypostponementoradjournmentthereof.Sharesrepresentedbythisproxywillbevotedbythestockholder.Ifnosuchdirectionsareindicated.theProxieswillhaveauthoritytovoteFORtheelectionoftheBoardofDirectorsandFORproposal2.Intheirdiscretion.theProxiesareauthorizedtovoteuponsuchotherbusinessasmayproperlycomebeforethemeeting.(Itemstobevotedappearonreverseside)20—16026—1C1.3P47